Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2015	Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events [Text Block]

14. Subsequent Events

On May 4, 2015 the Company received comments from the U.S. Food& Drug Administration (“FDA”) in response to questions submitted by the Company ahead of a Type B meeting scheduled for May 5, 2015. The FDA provided guidance that if the planned Phase 3 trial of EGP-437 in anterior uveitis meets non-inferiority criteria, data from this trial along with data from a previously completed Phase 3 trial in anterior uveitis will be sufficient to support a New Drug Application (“NDA”) filing. The FDA also communicated that the design of the planned Phase 3 is acceptable and that the nonclinical work completed to date is sufficient to support a NDA filing. Based on this positive feedback, the Company elected to cancel the face-to-face portion of the meeting.

15. Subsequent Events

On February 13, 2015, the Company completed an initial public offering for 683,250 shares of common stock. The common stock was offered at an initial price to the public of $6.00 per share. The gross proceeds to the Company from this offering was approximately $4,100,000 before deducting underwriting discounts and other estimated offering expenses. The Company granted the representative of the underwriters a 45-day option to purchase up to 102,487 additional shares of its common stock to cover over-allotments, if any. The shares began trading on the OTCQB Venture Marketplace under the symbol “EYEG” on February 13, 2015 and the initial offering was closed on February 19, 2015.